Exhibit 10.7

TERRA NITROGEN GP INC.
NON-EMPLOYEE DIRECTOR PHANTOM UNIT AND DEFERRED COMPENSATION PLAN
PHANTOM UNIT AWARD AGREEMENT
Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as defined in the Terra Nitrogen GP Inc. (“TNGP”) Non-Employee Director Phantom Unit and Deferred Compensation Plan (the “Plan”). Please review this Award Agreement and promptly return a signed copy to the Corporate Secretary in order to render the grant effective.
Name of Non-Employee Director: [Insert Name]
Phantom Units:    [Insert # of Phantom Units]
Grant Date:     [Insert Date of first meeting of the Board of the calendar year]

Vesting Date:
The earlier of (i) a Participant’s Separation from Service that is other than a Removal for Cause or (ii) the date of the first meeting of the Board of Directors of TNGP in [Insert the calendar year following the year of the Grant Date].

*        *        *        *        *
1.    TNGP has granted you the Phantom Units shown above pursuant to the Plan and subject to the terms and conditions of the Plan and this Award Agreement.
2    You hereby acknowledge that you may not sell, assign, transfer, donate, pledge or otherwise dispose of your rights under this award of Phantom Units and that the receipt of such Phantom Units does not give you a right to acquire Common Units.
3.    In the event that your Separation from Service that is a Removal for Cause is prior to the occurrence of the Vesting Date or a Change in Control you will forfeit all rights to payment in respect to the Phantom Units granted pursuant to this Award Agreement. In the event your service as a Non-Employee Director continues uninterrupted through the earlier of the Vesting Date or a Change in Control, you will become entitled to payment in respect of the Phantom Units granted pursuant to this Award Agreement, which payment will be made in accordance with the terms of the Plan and any applicable deferral election made in accordance with the Plan.
4.    Neither the grant of Phantom Units, this Award Agreement nor any other action taken pursuant to this Award Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that you have a right to continue to provide services as a Non-Employee Director or otherwise for any period of time or at any specific rate of compensation.
5.    You hereby acknowledge and agree that you are responsible for the tax consequences associated with the Phantom Units and shall satisfy all taxes due in respect of such Phantom Units.

6.    The Plan is incorporated herein by reference and your rights with respect to the Phantom Units shall be governed by the terms of the Plan, this Award Agreement and any properly completed deferral election, which together constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of you and TNGP with respect to the subject matter hereof, and may not be modified except by means of a writing signed by you and TNGP. If there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall govern. This Award Agreement is governed by the laws of the State of Delaware, without regard to conflicts of law principles.

Exhibit 10.7

By your signature and the signature of TNGP’s representative below, you and TNGP agree this Award is granted under and governed by the terms and conditions of the Plan, the terms of which are incorporated herein, and this Award Agreement. You have reviewed the Plan and this Award Agreement in their entirety and fully understand all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and Award Agreement. You further agree to notify TNGP upon any change in your residential address shown below.

Non-Employee Director	TERRA NITROGEN GP INC.

[Name]	By: Douglas C. Barnard
[Address] [City], [State] [ZIP]	Title: Senior Vice President, General Counsel, and Corporate Secretary